Exhibit 99.1

Energy & Mineral Law Foundation 2012 Winter Workshops on Energy Law February 14, 2012 Lago Mar Resort Ft. Lauderdale, FL

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarters ended June 30, 2011, and September 30, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

3 MarkWest Overview Marcellus Shale MarkWest Liberty Propane Markets Liquids-rich Processing Economics Ethane Solutions Utica Shale MarkWest Utica Agenda

MarkWest Overview

Geographic Footprint



Utica Shale
Corporate Office
Marcellus Shale
Woodford Shale
Granite Wash Formation
Haynesville Shale
Huron/Berea Shale

▲ SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- Arkoma Connector Pipeline JV

● NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - Langley processing expansion

⬢ LIBERTY
- Marcellus Shale
- 325 MMcf/d gathering capacity
- 625 MMcf/d cryogenic processing
- 60,000 Bbl/d C3+ fractionator
- Infrastructure under construction
  - 920 MMcf/d processing capacity
  - 115,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

■ GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P.
5

Growth Driven by Customer Satisfaction 6 MarkWest Ranked #1 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. 2011 Customer Satisfaction Survey

Marcellus Shale

MarkWest Liberty Overview

- **Competitive advantages**
  - Significant first-mover advantage in the prolific Marcellus Shale with key producer production commitments and acreage dedications in excess of 400,000 liquids-rich acres
  - Critical gathering, processing, transportation, fractionation, storage, and marketing infrastructure
    - On-site NGL storage capacity of approximately 52,000 barrels with access to more than 1MM barrels of additional dedicated storage
  - Extensive NGL marketing experience in the Northeast
- **Market Access**
  - Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO, and TEPPCO Products Pipeline
  - 50,000 Bbl/d Mariner West Project to deliver Marcellus ethane to Sarnia, Ontario markets under construction
- **Gas gathering capacity**
  - 325 MMcf/d gathering capacity
  - More than 200 miles of pipe and 72,000 hp of compression
- **Cryogenic gas processing capacity**
  - 625 MMcf/d current capacity
  - ~1.0 Bcf/d under construction
- **NGL fractionation capacity**
  - 60,000 Bbl/d C3+ fractionation capacity
  - 115,000 Bbl/d de-ethanization facility under construction



MARKWEST ENERGY PARTNERS, L.P. 8

MarkWest Liberty Marcellus Project Schedule 9 MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1.5 Bcf/d TEPPCO PRODUCTS PIPELINE Majorsville I,II,III,IV Houston I,II,III Mobley I,II Sherwood I MARINER WEST PROPOSED EPD ETHANE PIPELINE PROPOSED MARINER EAST

Extensive NGL Infrastructure

- MarkWest Liberty's processing complexes are interconnected via an extensive, integrated pipeline system that delivers NGLs to the Houston complex for fractionation and storage
  - The NGL pipeline system will increase to ~100 miles by the end of 2012
- In August 2011, the Houston fractionator began operations with an initial capacity of 60,000 Bbl/d of C3+
- With the addition of 115,000 Bbl/d of de-ethanization at the Houston and Majorsville processing complexes in 2013 and 2014, MarkWest Liberty will provide producers with significant ethane flexibility to optimize ethane recovery based on market conditions and contractual commitments
  - Producers can opt to recover 'must-recover' ethane to meet pipeline specs or to recover the maximum total recoverable ethane



MARKWEST ENERGY PARTNERS, L.P. 10

MarkWest Liberty Propane Supply and Distribution 11 MarkWest Liberty has invested significant capital to develop a world-class NGL fractionation, storage, and marketing complex with pipeline, rail, and truck facilities Northeast markets can support significant propane sales from the Marcellus The potential shut-down of Philadelphia-area refiners would have the effect of significantly reducing the propane supply in the Northeast

Liquids-rich Processing Economics 12 Source: Range Resources

Ethane Solutions 13

MarkWest Liberty's Processing Complexes Support Ethane Recovery

- MarkWest Liberty has the ability to recover ethane at all of its processing plants and to transport the ethane to de-ethanization facilities via its extensive NGL gathering system
- MarkWest Liberty is developing three large de-ethanizers at its Houston and Majorsville processing complexes
  - The first phase will have capacity of 75,000 Bbl/d and will commence operation in mid-2013 to coincide with the start-up of Mariner West
  - The second phase will increase the capacity to 115,000 Bbl/d of ethane and will be online in 2014
  - MarkWest will also construct an ethane pipeline to transport ethane from Majorsville to Houston



(Bbls/d)
120,000
100,000
80,000
60,000
40,000
20,000
0
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
MW Liberty Must Recover Ethane
MW Liberty Total Recoverable Ethane
MW Liberty Planned Ethane Fractionation Capacity

MARKWEST ENERGY PARTNERS, L.P. 14

Marcellus Ethane – A Third-Party Viewpoint 15 Implied Ethane Production In the Marcellus Based on Processing Capacity Source: Wells Fargo, January 2012

Project Mariner 16 MarkWest Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia

Project Mariner: A Comprehensive Ethane Solution MarkWest Liberty and Sunoco Logistics are developing efficient and scalable ethane projects that meet producers’ ethane production schedules and provide access to attractive NGL markets in North America and Europe Project Mariner requires minimal pipeline construction – a combined total of approximately 85 miles of new pipe is required to deliver ethane to the Sarnia, Gulf Coast, and European markets Project Mariner will have access to ethane storage at Sarnia and would construct ethane storage at Philadelphia and the Gulf Coast near Nederland, Texas Mariner West is scheduled to come online in mid-2013 for transportation to Sarnia, with potential future ethane deliveries to favorable European and Gulf Coast markets via Mariner East The capacity of Sunoco Logistics’ 8-inch pipeline to Philadelphia can be increased to meet increased demand 17 Sarnia Pittsburgh Gulf Coast Philadelphia

Utica Shale 18

MarkWest Utica Overview

- **Joint venture with The Energy & Minerals Group (EMG)**
  - Long-term partnership to develop significant natural gas processing and NGL fractionation, transportation, and marketing infrastructure to serve producers' drilling programs in the Utica shale in eastern Ohio
  - Partners one of the best midstream companies with a strong financial partner that share a common view towards the value of the Utica
  - Allows MarkWest to meet the significant gathering and processing needs of its producer customers while significantly reducing MWE's up-front capital
- **Competitive advantages**
  - Extensive gathering, processing, transportation, fractionation, storage, and marketing infrastructure throughout the Appalachian region
  - Extensive NGL marketing experience in the Northeast
- **Announced midstream development**
  - 200 MMcf/d cryogenic processing complex in Harrison County, Ohio by mid-2013
  - Monroe County, OH processing complex in 2013
  - 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County in 2013



200 MMcf/d Harrison processing plant
TEPPCO Pipeline
NGL pipeline
100,000 Bbl/d fractionation and marketing facilities
NGL pipeline
Monroe processing plant
Houston
Majorsville
Mobley
Sherwood
Ohio
Pennsylvania
West Virginia
Summit
Portage
Trumbull
Mercer
Mahoning
Lawrence
Beaver
Carroll
Jefferson
Harrison
Brooke
Ohio
Belmont
Marshall
Greene
Monroe
Wetzel
Marion
Washington
Tyler
Pleasants
Harrison
Taylor
Wood
Ritchie
Doddridge
Barbour
Jackson
Wirt
Gilmer
Lewis
Upshur
Calhoun
Roane

MARKWEST ENERGY PARTNERS, L.P. 19

MarkWest is the Midstream Leader in Northeast Shales 20 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale Sherwood Harrison Monroe

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 21